UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) March 22, 2007
NORTEL NETWORKS LIMITED
(Exact name of registrant as specified in its charter)

CANADA	000-30758	62-12-62580

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

195 THE WEST MALL, TORONTO, ONTARIO, CANADA	M9C 5K1

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code 905-863-7000

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE
Nortel Networks Limited is filing this amendment to its Current Report on Form 8-K, which it filed on March 28, 2007, solely to include conformed signature pages to certain exhibits, which were previously inadvertently omitted.
Item 9.01.   Financial Statements and Exhibits.

(d)	Exhibits

4.1	Indenture dated as of March 28, 2007 among Nortel Networks Corporation, Nortel Networks Limited, Nortel Networks Inc. and The Bank of New York, as trustee.

10.1	Purchase Agreement dated March 22, 2007 among Nortel Networks Corporation, Nortel Networks Limited, Nortel Networks Inc. and the representatives of the initial purchasers.

10.2	Registration Rights Agreement dated March 28, 2007 among Nortel Networks Corporation, Nortel Networks Limited, Nortel Networks Inc. and the representatives of the initial purchasers.

99.1	Press release issued by Nortel Networks Corporation on March 28, 2007(1).

(1)	Previously filed.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTEL NETWORKS LIMITED
By:	/s/ Gordon A. Davies
Gordon A. Davies
General Counsel – Corporate and Corporate Secretary

By:	/s/ Tracy S.J. Connelly McGilley
Tracy S.J. Connelly McGilley
Assistant Secretary

Dated: March 29, 2007

EXHIBIT INDEX

Exhibit No.	Description
4.1	Indenture dated as of March 28, 2007 among Nortel Networks Corporation, Nortel Networks Limited, Nortel Networks Inc. and The Bank of New York, as trustee.

10.1	Purchase Agreement dated March 22, 2007 among Nortel Networks Corporation, Nortel Networks Limited, Nortel Networks Inc. and the representatives of the initial purchasers.

10.2	Registration Rights Agreement dated March 28, 2007 among Nortel Networks Corporation, Nortel Networks Limited, Nortel Networks Inc. and the representatives of the initial purchasers.

99.1	Press release issued by Nortel Networks Corporation on March 28, 2007(1).

(1)	Previously filed.

4